Front Side

     Number                                                           Shares
     _______                                                          ______

                      Series B Convertible Preferred Stock

              Incorporated under the Laws of the State of Delaware

                       WINDSWEPT ENVIRONMENTAL GROUP, INC.

                      See Reverse for Certain Definitions


                     50,000 Shares, Par Value $.01 Per Share

      The Corporation will furnish without charge to each stockholder who so requests, a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.




     THIS IS TO CERTIFY THAT ___________________________________ is the owner of

     ____________________________________________________________ fully paid and non-assessable shares of the  above  Corporation  transferable  only on the books  of  the  Corporation  by  the  holder  hereof  in  person or by duly authoized Attorney upon surrender of this Certificate properly endorsed.

     WITNESS, the seal of the Corporation and the signatures of its duly authorized officers.

     DATED



-----------------------------                     ------------------------------
Secretary                                         President

Reverse Side


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT - ___ Custodian ___
TEN ENT - as tenants by the entireties                      (Cust)       (Minor)
JT TEN  - as joint tenants with right of           under Uniform Gifts to Minors
        survivorship and not as tenants            Act _________________________
        in common                                              (State)

    Additional abbreviations may also be used though not in the above list.

   For Value Received, ________________ hereby sell, assign and transfer unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE
          [                          ]


--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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--------------------------------------------------------------------------Shares
represented by the within Certificate, and do hereby irrevocably constitute and

-------------------------------------------------------------------------appoint
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated ___________________________


                             ---------------------------------------------------
                    NOTICE:   THE SIGNATURE TO THIS ASSIGNMENT MUST
                              CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                              FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                              WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                              CHANGE WHATEVER.